UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2007

MathStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19075 NW Tanasbourne Dr, Suite 200, Hillsboro, OR	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On February 14, 2007, MathStar, Inc. announced it changed the schedule for its fourth quarter earnings conference call to February 20, 2007 at 9:30 a.m. PST.  The dial-in numbers for the conference call are 303-262-2125 or 866-250-2351. The press release announcing the conference call is attached as an exhibit and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.   The following exhibit is being furnished as part of this report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of MathStar, Inc. dated February 14, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.
Date: February 14, 2007

	By	/s/ James W. Cruckshank

James W. Cruckshank
Vice President of Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)